United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024

Pineapple Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 996-1674

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 12, 2024, Pineapple Energy Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders voted on the three proposals described below. The proposals presented at the Special Meeting are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on March 6, 2024.

Of the 57,091,405 shares of common stock, par value $0.05 per share (the “Common Stock”) outstanding and entitled to vote at the Special Meeting, 34,118,873 or 59.76%, of the outstanding shares, were present either in person or by proxy.

The results for each of the proposals submitted to a vote of shareholders at the Special Meeting are as follows:

Proposal 1: Reverse Stock Split Proposal

The Company's shareholders did not approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of the Company’s Common Stock at a ratio within a range of 1-for-25 to 1-for-200 by voting as follows:

For	Against	Abstain
27,625,617	6,441,977	51,279

Proposal 2: Authorized Share Amendment Proposal

The Company’s shareholders did not approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 112,500,000 to 2,000,000 by voting as follows:

For	Against	Abstain	Broker Non-Votes
21,070,030	5,934,760	35,700	7,078,383

Proposal 3: Adjournment Proposal

The Company’s shareholders approved the proposal to permit the Company to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting by voting as follows:

For	Against	Abstain
25,763,773	8,231,308	123,792

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Kyle J. Udseth
Kyle J. Udseth, Chief Executive Officer

Date: April 15, 2024